Paradium.AI Reports Q3 2026 Results

Quarterly Performance Impacted by Continued Traffic Headwinds; Monetization and Technology Initiatives Gain Momentum, Boosting Yield and Content Output

NEW YORK – November 9, 2026 – Paradium.AI, Inc., formerly known as The Arena Group Holdings, Inc., (NYSE American: PAAI) (“Paradium.AI” or “Paradium” or “the Company”), a technology leader in IP, data and commerce that builds and operates a unified, AI-powered ecosystem designed to empower creators, media entrepreneurs, publishers and brands, today announced financial results for the three months ended September 30, 2026 (“Q3 2026”).
Financial Highlights for Q3 2026:
•Q3 2026 revenue was $20.5 million, compared to $29.8 million in Q3 2025, a reduction of 31.2%.
•Gross margin was 31.7% in Q3 2026, compared to 50.0% in Q3 2025.
•Net loss in Q3 2026 was $3.8 million, or -18.5% of revenue, compared to net income of $6.9 million, or 23.2% of revenue in Q3 2025.
•Adjusted EBITDA for Q3 2026 was $2.4 million compared to Adjusted EBITDA of $11.9 million in Q3 2025. Adjusted EBITDA margin was 11.7% in Q3 2026 compared to 39.9%, in Q3 2025.
•Cash balance of $10.1 million at September 30, 2026, maintaining consistency with year-end 2025 levels.

Third-quarter results were driven by lower referral traffic, including from Google Discover, reflecting the challenging distribution environment affecting digital publishers across the industry. These traffic reductions drove a decline in advertising revenue, which in turn, compressed margins as platform costs are largely fixed in the near-term. Quarterly loss also included the $1.3 million reversal of an employee retention tax credit asset that was disallowed, a decision the Company plans to appeal, and the timing of recognition of annual incentive compensation expenses of $1.0 million. Paradium remains focused on executing its strategic shift to reduce dependence on referral traffic sources by developing durable revenue streams derived from the Company’s growing portfolio of AI and technology based tools and products.

Operational Highlights:
•Monetization Improvements: Blended revenue per page view (RPM) rose 15% month over month in September 2026 from August 2026, driven by monetization initiatives deployed following experiments conducted in the first half of 2026.
•Increased Article Volume: New article production increased 15% over Q2 2026, expanding sequentially each month in Q3 2026, enabled by Paradium’s AI technologies, InfoSentience (acquired by the Company in August 2026) and the recently launched Cutter Studios.
•Licensing Co-Brand: Announced Trust·Respect·Love by Cesar Millan co-brand with Xcel Brands, combining celebrity expert credibility with the reach of PetHelpful, Parade, and Cesar Millan’s personal platforms and the content amplification of Cutter Studios to drive reach.
•CMS Improvements: Launched purpose-built, AI-enabled tool for content creation, editing and management in Paradium’s CMS in October, increasing the number of words reviewed in evergreen content by over 100%, providing deep, meaningful updates and in turn, increasing pageviews by approximately 50% within three weeks of updates.
•Agentic Buying: Implemented agentic buying campaigns in collaboration with pubX, creating opportunities tailored to brand specific audiences and environments for previously untapped advertising spend, resulting in up to a 78% reduction in campaign trafficking time, taking only 5 hours and 37 minutes from discovery to launch, compared to the manual 2-3 business days.

“We continue to see tremendous opportunity in the age of AI, and we’re all in,” said Paul Edmondson, CEO of Paradium.AI. “While retaining referral traffic remains part of our focus, our real momentum is powered by tools like Cutter Studios and InfoSentience, which are already increasing output and efficiency. These tools, along with our recent CMS updates and upcoming launch of Tablation, our AI task management system built for content management and development, enable us to rapidly adapt to the future of modern publishing.”

About Paradium.AI
Paradium.AI, Inc., formerly known as The Arena Group Holdings, Inc. (NYSE American: PAAI) is a technology leader in IP, data and commerce that builds and operates a unified, AI-powered ecosystem designed to empower creators, media entrepreneurs, publishers and brands to perform at the speed and scale of AI. Through our core technology platforms Encore, InfoSentience and Cutter Studios, we provide the tools, data and reach that enable businesses to serve and grow audiences and optimize for revenue success. Visit us at Paradium.AI to learn more.

PARADIUM.AI, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of dollars, except for share data)

	As of
	September 30, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$10,135	$10,338
Accounts receivable (net of allowances of $883 and $1,255 at September 30, 2026 and December 31, 2025, respectively)	17,682	22,270
Prepayments and other current assets	949	3,022
Total current assets	28,766	35,630
Property and equipment, net	39	56
Operating lease right-of-use assets	1,801	2,031
Platform development, net	7,370	9,762
Acquired and other intangible assets, net	21,515	22,412
Other long-term assets	127	137
Goodwill	43,127	42,575
Total assets	$102,745	$112,603
Liabilities and stockholders’ deficiency
Current liabilities:
Accounts payable	$2,592	$1,676
Accrued expenses and other	4,630	7,631
Unearned revenue	831	3,251
Subscription and returns reserve liability	305	508
Operating lease liability, current portion	436	402
Liquidated damages payable	3,763	3,535
Current portion of term debt	1,000	—
Total current liabilities	13,557	17,003
Unearned revenue, net of current portion	20	43
Operating lease liability, net of current portion	1,739	2,071
Other long-term liabilities	949	–
Deferred tax liabilities	1,357	733
Term debt	96,418	97,578
Total liabilities	114,040	117,428
Commitments and contingencies
Stockholders' deficiency:
Common stock, $0.01 par value, authorized 1,000,000,000 shares; issued and outstanding: 47,610,653 and 47,594,930 shares at September 30, 2026 and December 31, 2025, respectively	482	482
Additional paid-in capital	349,327	349,198
Accumulated deficit	(361,104)	(354,505)
Total stockholders’ deficiency	(11,295)	(4,825)
Total liabilities and stockholders’ deficiency	$102,745	$112,603

PARADIUM.AI, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In thousands of dollars, except for share data)

	Three Months Ended September 30,
	2026	2025

Revenue	$20,544	$29,760
Cost of revenue (includes amortization of platform development and developed technology for the three months ended September 30, 2026 and 2025 of $1,058 and $1,444, respectively.	14,032	14,833
Gross profit	6,512	14,927
Operating expenses
Selling and marketing	2,168	1,342
General and administrative	4,267	3,213
Depreciation and amortization	1,007	877
Total operating expenses	7,442	5,432
(Loss) income from operations	(930)	9,495
Other (expense)
Interest expense, net	(2,473)	(2,857)
Liquidated damages	(77)	(77)
Total other expense	(2,550)	(2,934)
(Loss) income before income taxes	(3,480)	6,561
Income tax benefit (provision)	(285)	304
(Loss) income from continuing operations	(3,765)	6,865
Income from discontinued operations, net of tax	—	—
Net (loss) income	$(3,765)	$6,865
Basic net (loss) income per common share:
Continuing operations	$(0.08)	$0.14
Discontinued operations	—	—
Basic net (loss) income per common share	$(0.08)	$0.14
Diluted net (loss) income per common share:
Continuing operations	$(0.08)	$0.14
Discontinued operations	—	—
Diluted net (loss) income per common share	$(0.08)	$0.14
Weighted average number of common shares outstanding:
Basic	47,610,653	47,392,059
Diluted	47,610,653	47,695,194
We report our financial results in accordance with generally accepted accounting principles in the United States of America (“GAAP”); however, management believes that certain non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance across periods. We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain items that are noncash in nature or not related to our core business operations. We calculate Adjusted EBITDA as net (loss) income as adjusted for income from discontinued operations, interest expense (net), income taxes, and depreciation and amortization. We further adjust for stock-based compensation and other special items that do not reflect our ongoing core operational performance, such as impairment costs, third-party vendor or professional settlement fees, liquidated damages, and government tax incentive credits. Our non-GAAP measure may not be comparable to similarly titled measures used by other companies, have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP measure as superior to, or a substitute for, the equivalent measure calculated and presented in accordance with GAAP. Some of the limitations are that our non-GAAP measure:

●	does not reflect interest expense and financing fees, or the cash required to service our debt, which reduces cash available to us;
●	does not reflect income tax provision or benefit, which is a noncash income or expense;
●	does not reflect depreciation and amortization expense and, although this is a noncash expense, the assets being depreciated may have to be replaced in the future, increasing our cash requirements;
●	does not reflect stock-based compensation and, therefore, does not include all of our compensation costs;
●	does not reflect the change in valuation of contingent consideration, and, although this is a noncash income or expense, the change in the valuations each reporting period are not impacted by our actual business operations but is instead strongly tied to the change in the market value of our common stock;
●	does not reflect liquidated damages and, therefore, does not include future cash requirements if we repay the liquidated damages in cash instead of shares of our common stock (which the investor would need to agree to);
●	does not reflect any losses from the impairment of assets, which is a noncash operating expense;
●	does not reflect any losses from the sale of assets, which is a noncash operating expense;
●	does not reflect the employee retention credits recorded by us for payroll related tax credits under the CARES Act;
●	does not reflect payments related to employee restructuring charges for our former executives;
●	does not reflect the professional and vendor fees incurred by us for services provided by consultants, accountants, lawyers, and other vendors, which services were related to certain types of events that are not reflective of our business operations;
●	may not reflect proper non-direct cost allocations; and
●	does not reflect acquisition-related fair value adjustments.

The following table presents a reconciliation of net (loss) income, the most directly comparable GAAP measure, to Adjusted EBITDA for the periods indicated:

	Three Months Ended September 30,
	2026	2025
Net (loss) income	$(3,765)	$6,865
Less: (Income) from discontinued operations	—	—
(Loss) income from continuing operations	(3,765)	6,865
Add:
Interest expense, net (1)	2,473	2,857
Income taxes	285	(304)
Depreciation and amortization (2)	2,065	2,321
Stock-based compensation (3)	20	85
Write-off of employee retention tax credit (4)	1,285	—
Liquidated damages (5)	77	77
Adjusted EBITDA	$2,440	$11,901

(1)
Interest expense is related to our capital structure and varies over time due to a variety of financing transactions. Interest expense includes $11 and $32 for amortization of debt costs for the three months ended September 30, 2026 and 2025 respectively. These amounts are noncash items. Investors should note that cash interest payments will recur in future periods.

(2)
Depreciation and amortization related to our developed technology and our Platform is included within cost of revenues of $1,058 and $1,444 for the three months ended September 30, 2026 and 2025, respectively, and depreciation and amortization is included within operating expenses of $1,007 and $877 for the three months ended September 30, 2026 and 2025, respectively. We believe (i) the amount of depreciation and amortization expense in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired tangible and intangible assets. Investors should note that the use of tangible and intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

(3)	Stock-based compensation represents noncash costs arising from the grant of stock-based awards to employees, consultants and directors. We believe that excluding the effect of stock-based compensation from Adjusted EBITDA assists management and investors in making period-to-period comparisons in our operating performance because (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations, and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Additionally, we believe that excluding stock-based compensation from Adjusted EBITDA assists management and investors in making meaningful comparisons between our operating performance and the operating performance of other companies that may use different forms of employee compensation or different valuation methodologies for their stock-based compensation. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods. Investors should also note that such expenses will recur in the future.

(4)	Reversal of employee retention tax credit recorded in April 2023 under the CARES Act that has been disallowed.
(5)	Liquidated damages (or interest expense related to accrued liquidated damages) represents amounts we owe to certain of our investors in private placements offerings conducted in fiscal years 2018 through 2020, pursuant to which we agreed to certain covenants in the respective securities purchase agreements and registration rights agreements, including the filing of resale registration statements and becoming current in our reporting obligations, which we were not able to timely meet.

Forward-Looking Statements

This Press Release of Paradium.AI, Inc., formerly known as The Arena Group Holdings, Inc. (the “Company,” “we,” “our,” and “us”), contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning our business strategy, including our artificial intelligence strategy and the anticipated benefits of our rebranding as Paradium.AI, future revenues and income from continuing operations, anticipated audience reach, yield growth and monetization improvements, cost reductions, market growth, liquidity, capital requirements, product introductions and technological capabilities, search engine optimization, and expansion plans. Other statements contained in this Press Release that are not historical facts are also forward-looking statements. We have tried, wherever possible, to identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and other stylistic variants denoting forward-looking statements.

We caution investors that any forward-looking statements presented in this Press Release, including but not limited to expectations relating to business efficiency, editorial capabilities and market reach, or that we may make orally or in writing from time to time, are based on information currently available, as well as our beliefs and assumptions. The actual outcome related to forward-looking statements will be affected by known and unknown risks, trends, uncertainties, and factors that are beyond our control or ability to predict. Although we believe that our assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, our actual future results can be expected to differ from our expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. We detail these and other risks in our public filings with the Securities and Exchange Commission (the “SEC”), including in Part I, Item 1A, Risk Factors, in the Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”). The discussion in this Press Release should be read in conjunction with the condensed consolidated financial statements and notes thereto included in the Q3 2026 Form 10-Q and the consolidated financial statements and notes thereto included in Part II, Item 8 in the 2025 Form 10-K.

This Press Release and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this Press Release except as may be required by law.

Paradium.AI Contact:
Morgan Fitzgerald
morgan.fitzgerald@paradium.ai

Paradium.AI Investor Contact:
Rob Fink
FNK IR
646-809-4048
PAAI@fnkir.com